UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2006 (January 20, 2006)

DRS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

001-08533

13-2632319

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054

(Address of principal executive offices)

(973) 898-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2006, DRS Technologies, Inc.(and the subsidiary guarantors named therein) entered into an Underwriting Agreement with Bear, Stearns & Co. Inc. Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, CIBC World Markets Corp., Jefferies & Company, Inc. and Ryan Beck & Co., Inc. for the sale by DRS of $350.0 million aggregate principal amount of 6 5/8% Senior Notes due 2016 and $250.0 million aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2018.  The Underwriters will purchase the Notes from DRS at 98% of their principal amount.  The offering is scheduled to close on January 31, 2006 but is conditioned upon the consummation of DRS’s acquisition of Engineered Support Systems, Inc. (ESSI).

The Underwriters may, from time to time, engage in transactions with, and perform services for, us in the ordinary course of their business. Bear, Stearns & Co. Inc. has advised DRS in connection with its proposed acquisition of ESSI for which it will receive customary fees and expenses. Each of Bear Stearns Corporate Lending Inc., an affiliate of Bear, Stearns & Co. Inc., Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC and Bank of America, N.A., an affiliate of Banc of America Securities LLC, is a lender under DRS’s existing senior secured credit facility and will be a lender under DRS’s amended and restated senior secured credit facility. Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC, is the administrative agent for DRS’s lenders under DRS’s existing senior secured credit facility and will be for DRS’s lenders under DRS’s amended and restated senior secured credit facility. Bank of America, N.A., an affiliate of Banc of America Securities LLC, may receive a portion of the net proceeds of the offering of Senior Notes and Senior Subordinated Notes in repayment of amounts outstanding owed to it under existing ESSI indebtedness.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

See exhibit index hereto.

DRS TECHNOLOGIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date: January 23, 2006	By:	/s/ RICHARD A. SCHNEIDER
		Name:	Richard A. Schneider
		Title:	Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit 1.1

Underwriting Agreement dated January 20, 2006, by and between DRS Technologies, Inc., the subsidiary guarantors named therein, and Bear, Stearns & Co. Inc., Wachovia Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, CIBC World Markets Corp., Jefferies & Company, Inc. and Ryan Beck & Co., Inc.